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                                                                  EXHIBIT 4.2(B)

                             CROSS-REFERENCE SHEET

TRUST INDENTURE ACT SECTION                                    INDENTURE SECTION
---------------------------                                    -----------------
Section 310(a)(1)...........................................  Section 7.10
Section 310(a)(2)...........................................  Section 7.10
Section 310(a)(3)...........................................  N/A
Section 310(a)(4)...........................................  N/A
Section 310(a)(5)...........................................  Section 7.10
Section 310(b)..............................................  Section 7.10
Section 310(c)..............................................  N/A
Section 311(a)..............................................  Section 7.11
Section 311(b)..............................................  Section 7.11
Section 311(c)..............................................  N/A
Section 312(a)..............................................  Section 2.05
Section 312(b)..............................................  Section 11.03
Section 312(c)..............................................  Section 11.03
Section 313(a)..............................................  Section 7.06
Section 313(b)(1)...........................................  N/A
Section 313(b)(2)...........................................  Section 7.06
Section 313(c)..............................................  Section 7.06
Section 313(d)..............................................  Section 7.06
Section 314(a)..............................................  Section 4.03
Section 314(b)..............................................  N/A
Section 314(c)..............................................  Section 11.04
Section 314(d)..............................................  N/A
Section 314(e)..............................................  Section 11.05
Section 314(f)..............................................  N/A
Section 315(a)..............................................  Section 7.01(b)
Section 315(b)..............................................  Section 7.05
Section 315(c)..............................................  Section 7.01(a)
Section 315(d)..............................................  Section 7.01(c)
Section 315(e)..............................................  Section 6.11
Section 316(a)(1)...........................................  Sections 6.04, 6.05
Section 316(a)(2)...........................................  N/A
Section 316(b)..............................................  Section 6.07
Section 316(c)..............................................  N/A
Section 317(a)(1)...........................................  Section 6.08
Section 317(a)(2)...........................................  Section 6.09
Section 317(b)..............................................  Section 2.04
Section 318(a)..............................................  Section 11.01
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